BONUS AGREEMENT

                            Dated: December ___, 1998

         Star Medical Technologies, Inc. (the "Company"), Medical Technologies Acquisition, Inc. ("Merger Sub"), Coherent, Inc. ("Coherent"), Palomar Medical Technologies, Inc. ("Palomar"), Dr. Robert E. Grove, Dr. James Z. Holtz and Dr. David C. Mundinger are parties to that certain Agreement and Plan of Reorganization (the "Agreement") dated as of December ___, 1998.

         By executing this Bonus Agreement, Palomar hereby agrees to pay to the individual employees of the Company listed on Schedule A hereto (and subject to the withholding specified on such schedule), at the Closing (as defined in the Agreement) an aggregate amount of $950,000, provided that Drs. Grove and Holtz certify to Palomar as of the Closing that the Company has been able to produce the cumulative number of units through the month ending prior to Closing set forth opposite such month on the shipment forecast below (the "Requisite Units"). If both (a) the certification provided for in the previous sentence has not been provided, and (b) the Company has not produced and shipped (or is not ready to ship, as the case may be) the Requisite Units, then Palomar shall pay pro rata to the persons listed on Schedule A an amount equal to $950,000 times a fraction, the numerator of which is equal to the cumulative number of units shipped through the month ending prior to Closing plus the total number of units in finished goods at the end of the month ending prior to Closing, and the denominator of which is equal to the cumulative number of units in the shipment forecast through the month ending prior to Closing. If the amount due hereunder is less than $475,000, then no payments will be due hereunder, and in no case shall the amount paid be in excess of $950,000.


         Month                  Shipment Forecast (Units)

        January                             20
       February                             20
         March                              45

         The parties hereto further agree and acknowledge that it is a condition to the enforceability of that certain Power of Attorney and Proxy of even date with the Agreement that the payments due under this Bonus Agreement are made at the Closing as required herein.



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         IN WITNESS WHEREOF, Palomar, Company, Dr. Grove and Dr. Holtz have duly executed this Bonus Agreement, as of the date and year first above written.

"PALOMAR"                                        "COMPANY"

PALOMAR MEDICAL TECHNOLOGIES, INC.               STAR MEDICAL TECHNOLOGIES, INC.



By:                                              By:
    -----------------------------                    ---------------------------
Title:                                           Title:


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Robert E. Grove                                  James Z. Holtz